Second Amendment to Credit Agreement

This Second Amendment to Credit Agreement (herein, this “Amendment”) is entered into as of March 22, 2018, among Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as administrative agent (the “Administrative Agent”).

Preliminary Statements

A. The Borrower, the guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Credit Agreement dated as of August 27, 2015 (such Credit Agreement, as heretofore amended, being referred to herein as the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrower has requested that the Capitalization Rate be decreased from 7.0% to 6.50% and the Administrative Agent and Lenders are willing to agree to such request under the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended to amend and restate the definition of “Capitalization Rate” set forth in Section 5.1 of the Credit Agreement to read as follows:

“Capitalization Rate” means 6.50% for all Real Properties.

Section 2. Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrower, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment;

2.2. The Borrower shall have delivered an Available Amount Certificate setting forth the components of the Available Amount giving effect to the deletion of the Orangeburg Property (as defined below) as Borrowing Base Property, and certifying that no Default or Event of Default is then continuing and that such deletion shall not result in a violation of the Borrowing Base Requirements.

2.3. Legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Section 3. Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower and each Guarantor hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

Section 4. Miscellaneous.

4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2. The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

4.3. (a) The Borrower has notified the Administrative Agent that the property located at 29 Corporate Drive, Orangeburg, NY (the “Orangeburg Property”) that was owned by MREIC Orangeburg NY, LLC, a New York limited liability company (the “Orangeburg Guarantor”) has been sold and ceases to be a Borrowing Base Property and that the Orangeburg Guarantor does not otherwise own any Borrowing Base Properties. The Administrative Agent hereby acknowledges and agrees that the Orangeburg Guarantor is hereby released from its obligations as a Guarantor under the Credit Agreement.

(b) Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein (including the Orangeburg Guarantor release in Section 4.3(a) above) and confirms all of its obligations under its Guaranty remain in full force and effect. Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original. This Amendment shall be governed by the internal laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations law of the State of New York) without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

[Signature Pages Follow]

This Second Amendment to Credit Agreement is entered into as of the date and year first above written.

“Borrower”

Monmouth Real Estate Investment Corporation

By
Name
Title

“Administrative Agent and L/C Issuer”

Bank of Montreal, as L/C Issuer and as Administrative Agent

By
Name
Title

“Lenders”

Bank of Montreal, as a Lender

By
Name
Title

JP Morgan Chase Bank, N.A., as a Lender

By
Name
Title

Royal Bank of Canada, as a Lender

By
Name
Title

“Guarantors”

MREIC Illinois, LLC, an Illinois limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title

Monmouth Capital Corporation, a New Jersey corporation

By
Name
Title

MREIC PA Monaca, LLC, a Pennsylvania limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title

MREIC O’Fallon MO, LLC, a Missouri limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title

MREIC Richland MS, LLC, a Mississippi limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title

MREIC Ridgeland MS, LLC, a Mississippi limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title

MREIC Rockford IL, LLC, an Illinois limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title

MREIC Urbandale IA, LLC, an Iowa limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title

MRC I, LLC, a Wisconsin limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title

MREIC Corpus Christi TX, LLC, a Texas limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title

MREIC Cincinnati OH, LLC, an Ohio limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title

MREIC Edinburg TX, LLC, a Texas limited liability company

By:	Monmouth Real Estate Investment Corporation
Its:	Sole Member

By
Name
Title